UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 19, 2014
NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503)671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2014, the Board of Directors of NIKE, Inc. (the "Company") appointed John J. Donahoe II to serve as a Director of the Company.

Mr. Donahoe, 54, is President and Chief Executive Officer of eBay Inc., provider of the global eBay.com online marketplace and PayPal digital payments platform. Mr. Donahoe joined eBay in 2005 as President of eBay Marketplaces, responsible for eBay’s global e-commerce businesses, and was appointed President and CEO in 2008. He has also served on the eBay board of directors since 2008. Prior to joining eBay, he was the CEO and Worldwide Managing Director of Bain & Company from 1999 to 2005, and a Managing Director from 1982 to 1999.  Mr. Donahoe also serves on the Board of Directors of Intel Corporation and is a Member of the President's Export Council.

There was no arrangement or understanding pursuant to which Mr. Donahoe was elected as a director, and there are no related party transactions between the Company and Mr. Donahoe. Mr. Donahoe will serve on the Company's Finance Committee and the Nominating and Corporate Governance Committee.

Mr. Donahoe will participate in the Company's standard director compensation program. The program generally in effect for the Company's current fiscal year ending May 31, 2015 is described in "Corporate Governance - Director Fees and Arrangements" in the Company's proxy statement for its 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on July 30, 2013, and in the Company’s Current Report on Form 8-K filed on April 21, 2014, which described certain changes to the annual and initial equity awards for directors.

On June 19, 2014, the date Mr. Donahoe was elected to the Board, the Compensation Committee of the Board of Directors awarded Mr. Donahoe 2,116 shares of the Company's Class B Common Stock. The shares are subject to forfeiture in the event that Mr. Donahoe's service as a director of the Company terminates prior to the first anniversary of the grant.

The Company issued a press release on June 19, 2014 announcing the appointment of Mr. Donahoe.  The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit 99.1                      Press Release dated June 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date: June 23, 2014	By:	/s/ Donald W. Blair
Name Donald W. Blair
Title Chief Financial Officer